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                                                                   Exhibit 10.39


                FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of the 5th day of August, 1997, is made by and between GABLES AT FARMINGTON ASSOCIATES, a Connecticut general partnership ("Seller"), with an office in care of Allegis Realty Investors, LLC, 242 Trumbull Street, Hartford, Connecticut 06103-1205 and BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Purchaser") with an office at 77 West Wacker Drive, Suite 3900, Chicago, IL 60601.

                                   RECITALS:

     Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of June 11, 1997 with respect to that certain improved real property commonly known as The Gables at Farmington located at 20 Devonwood Drive, Farmington, Connecticut along with certain related personal and intangible property, as amended by First Amendment to Purchase and Sale Agreement dated as of July 3, 1997, as further amended by Second Amendment to Purchase and Sale Agreement dated as of July 16, 1997, as further amended by Third Amendment to Purchase and Sale Agreement dated as of July 23, 1997 and as further amended by Fourth Amendment to Purchase and Sale Agreement dated as of July 30, 1997 (as amended, the "Purchase Agreement").

     NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree to amend the Purchase Agreement as follows:

     1. Section 3.5 of the Purchase Agreement is hereby amended to delete the date "August 6, 1997" appearing therein and to substitute therefor the following: "August 8, 1997".

     2. The Term Sheet included in the Purchase Agreement is hereby amended to delete therefrom the term "Final Approval Date: August 6, 1997" and to substitute therefor the term "Final Approval Date: August 8, 1997".

     3. All references in the Purchase Agreement to "this Agreement" or "the Agreement" shall mean the Purchase Agreement, as amended by this Agreement.

     4. This Agreement shall be construed and enforced in accordance with the laws of the State of Connecticut.

     5. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their successors and permitted assigns.
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     6.  This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     7. The Purchase Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.


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      IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement on the date set forth below, effective as of the date set forth above.

                    SELLER:   GABLES AT FARMINGTON ASSOCIATES

                              By:   Aetna Life Insurance Company, a general
                                    partner


                                    By:  Day, Berry & Howard
                                         Its Attorneys


                                         By: Rosemary G. Ayers
                                            ----------------------------
                                         Printed name: Rosemary G. Ayers

                                         Date: August 5, 1997

                 PURCHASER:   BROOKDALE LIVING COMMUNITIES, INC.


                              By: /s/ Darryl W. Copeland, Jr.
                                 ----------------------------------
                              Printed name: Darryl W. Copeland, Jr.

                              Its: Executive Vice President
                                   --------------------------------
                              Date: August 5, 1997
                                   --------------------------------

     An original, fully executed copy of this Agreement, has been received by the Title Company this ___ day of __________, 1997, and by execution hereof the Title Company hereby covenants and agrees to be bound by the terms of this Agreement.

CHICAGO TITLE INSURANCE COMPANY

By:__________________________________
Printed name:________________________
Its:_________________________________